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                                                                    EXHIBIT 25.2

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                          __________________________


                     CHEMICAL TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)


       CALIFORNIA                                   94-2926573
       (State of incorporation                      (I. R. S. employer
       if not a national bank)                      Identification No.)

       50 CALIFORNIA STREET
       SAN FRANCISCO, CALIFORNIA                    94111
       (Address of principal executive offices)     (Zip Code)

                           __________________________

                            BANKAMERICA CORPORATION
              (Exact name of obligor as specified in its charter)


       DELAWARE                                    94-1681731
       (State or other jurisdiction of             (I. R. S. employer
       incorporation or organization)              identification No.)

       BANK OF AMERICA CENTER
       555 CALIFORNIA STREET
       SAN FRANCISCO, CALIFORNIA                   94104
       (Address of principal executive offices)    (Zip Code)

                           __________________________

                          Subordinated Debt Securities
                      (Title of the indenture securities)

                                       1
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 1.  GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               Superintendent of Banks of the State of California, 235 Montgomery Street, San Francisco, CA 94104-2980.

               Board of Governors of the Federal Reserve System, Washington, D.C. 20511.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes


2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

     If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

          This Form T-1 is being filed with a shelf registration statement for which there are presently no underwriters, nor prospective underwriters. Based upon information received from the obligor, the trustee has had no affiliations with any underwriters for the obligor within the last three years prior to the date hereof.

          (Item 2 is at the date hereof based upon incomplete information but is believed to be correct and may be considered to be complete unless modified by an amendment to this Form T-1).


16.  LIST OF EXHIBITS.

     List below all exhibits filed as part of the Statement of Eligibility.

     Exhibit 1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Reinstated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference
.

                                       2
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     Exhibit 2.     A copy of the Certificate of Authority of the Trustee to
                    Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference)

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (Contained in
                    Exhibit 2.)

     Exhibit 4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     Exhibit 5.     Not Applicable.

     Exhibit 6. The consent of the Trustee required by Section 21(b) of the Act (See Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Trustee Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 23rd day of June, 1994.


                                    CHEMICAL TRUST COMPANY OF CALIFORNIA



                                    By:  /s/ James Nagy
                                         --------------
                                         JAMES NAGY
                                         Assistant Vice President

                                       4
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Exhibit 7.     REPORT OF CONDITION OF THE TRUSTEE.

                                       5
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TRUST COMPANY

CONSOLIDATED REPORT OF CONDITION OF Chemical Trust Company of California
                                    --------------------------------------------
                                        (Legal Title)

LOCATED AT  San Francisco                 San Francisco         CA       94111
          ----------------------------------------------------------------------
             (City)                         (County)           (State)   (Zip)

AS OF CLOSE OF BUSINESS ON    March 31, 1994         BANK NO.     1476
                          -------------------------          -------------------
================================================================================
================================================================================
ASSETS                                                DOLLAR AMOUNT IN THOUSANDS

1.  Cash and due from banks                                                2,097
2.  U.S. Treasury securities                                               7,943
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $            corporate stock
                                 -----------
    (a)  Loans
    (b)  Less: Reserve for possible loan losses
    (c)  Loans (Net)
7.  Bank Premises, furniture and fixtures and other assets
    representing bank premises (including $ -0-   capital leases)            256
                                           ------
8.  Real Estate owned other than bank premises
9.  Investments in subsidiaries not consolidated
10. Other assets (complete schedule on reverse)(including $2,611
                                                          ------
    intangibles)                                                           7,638
11. TOTAL ASSETS                                                          17,934
                                                                          ======

LIABILITIES

12. Liabilities For borrowed money
13. Mortgage indebtedness (including $         capital leases)
                                      --------
14. Other liabilities (complete on schedule on reverse
15. TOTAL LIABILITIES                                                      2,971
16. Capital notes and debentures                                           2,971
                                                                          ======

SHAREHOLDERS EQUITY

17. Preferred stock--
    (Number shares outstanding           ) Amount $
                               ----------
18. Common stock--
    (Number shares authorized     100    ) Amount $
                              -----------
    (Number shares outstanding    100    ) Amount $    10
                               ----------
19. Surplus                                Amount $ 9.990
20. TOTAL CONTRIBUTED CAPITAL                                             10,000
21. Retained earnings and other capital reserves                           4,963
22. TOTAL SHAREHOLDERS EQUITY                                             14,963
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                17,934
                                                                          ======
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MEMORANDA

1. Assets deposited with State Treasurer to qualify for exercise of
   fiduciary powers (market value)                                           605
--------------------------------------------------------------------------------

The undersigned, Andrew Wilcox, Managing Director and
                 ------------------------------------
                          (Name and Title)

Patrick D. Fleck, Vice President & CFO of the above named trust company, each
--------------------------------------
          (Name and Title)

declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on 4/26/94,  at  San Francisco,  California
            --------      --------------
             (Date)           (City)

s/ Andrew Wilcox                    s/ Patrick D. Fleck
----------------                    -------------------
  (Signature)                           (Signature)


                           SCHEDULE OF OTHER ASSETS

                 Cost of Business Acquisitions          2.611
                 Accounts Receivable                    4.286
                 Accrued Interest                          86
                 Deferred Taxes                           318
                 Other                                    337
                   Total (same as Item 10)              7,638

                           SCHEDULE OF OTHER LIABILITIES

                 Accrued Income Taxes                   1,144
                 Accrued Expenses & A/P                   194
                 Accrued Inter company Exp/Pay            829
                 Accrued Pension & Benefits               784
                 Other                                     23
                   Total (same as Item 14)              2,971

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